UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2024

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 9, 2024, Warner Bros. Discovery, Inc. (“Warner Bros. Discovery” or the “Company”) released its earnings for the quarter ended March 31, 2024. A copy of Warner Bros. Discovery's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On May 9, 2024, the Company issued a press release announcing that its wholly-owned subsidiaries, Warner Media, LLC (“WML”), Discovery Communications, LLC (“DCL”) and WarnerMedia Holdings, Inc. (“WMH” and, together with WML and DCL, the “Issuers”), had commenced a cash tender offer (the “Tender Offer”) to purchase for cash up to $1,750,000,000 aggregate purchase price (excluding accrued and unpaid interest) of the outstanding 3.900% Senior Notes due 2024 issued by DCL, 3.900% Senior Notes due 2024 issued by Scripps Networks Interactive, Inc., 4.000% Senior Notes due 2055 issued by DCL, 4.650% Senior Notes due 2050 issued by DCL, 4.950% Senior Notes due 2042 issued by DCL, 4.875% Senior Notes due 2043 issued by DCL, 5.200% Senior Notes due 2047 issued by DCL, 5.300% Senior Notes due 2049 issued by DCL, 4.650% Global Notes due 2044 issued by WML, 4.850% Global Notes due 2045 issued by WML, 4.900% Global Notes due 2042 issued by WML, 5.350% Global Notes due 2043 issued by WML and 5.050% Senior Notes due 2042 issued by WMH (collectively, the “Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase that will be sent to registered holders of the Notes and be posted online at www.dfking.com/WBD.

A copy of the Company’s press release announcing the Tender Offer is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.2 are for information purposes only and do not constitute an offer to purchase any of the Notes.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

99.1	Press Release of Warner Bros. Discovery, Inc., dated May 9, 2024 (Earnings)
99.2	Press Release of Warner Bros. Discovery, Inc., dated May 9, 2024 (Tender Offer)
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Bros. Discovery, Inc.

Date: May 9, 2024	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer